Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Allocation Balanced Portfolio

SA Allocation Growth Portfolio

SA Allocation Moderate Growth Portfolio

SA Allocation Moderate Portfolio

(each, a “Portfolio” and, together, the “Portfolios”)

Supplement dated February 1, 2021

to each Portfolio’s Summary Prospectus and Prospectus dated

July 27, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary – SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio, as applicable – Investment Adviser” for each Portfolio, in the table under the heading “Portfolio Managers,” the information pertaining to Douglas Loeffler is deleted and the following information is added:

Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	February 2021

In the section of the Prospectus entitled “Management,” under the heading “Information about the Investment Adviser’s Management of Certain Portfolios,” paragraph four is deleted and replaced with the following:

The Managed Allocation Portfolios are managed by Andrew Sheridan and Manisha Singh, CFA. Mr. Sheridan, Vice President, Lead Portfolio Manager and Senior Research Analyst, joined SunAmerica in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SunAmerica research team, covering the technology industry. Ms. Singh joined AIG in 2017 as Co-Portfolio Manager for the Asset Allocation fund-of-funds. Prior to joining AIG, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SC4559IN1.9 (2/21)